# TRANSCAT®

**NASDAQ: TRNS**

## Q2 Fiscal 2026 | Financial Results

**Lee D. Rudow**
President and CEO

**Tom L. Barbato**
Chief Financial Officer

November 3, 2025



# Safe Harbor Statement

*This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical fact are forward-looking statements. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "will," "expects," "focus," "may," "anticipates," "believes," "should," "plans," "opportunity," "outlook" and other similar expressions or variations thereof. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to outlook, anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.*

*This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.*

# Q2 FY26 Summary

**Consolidated Results**

- Q2 Revenue grew 21% vs prior year to $82.3M
- Q2 adjusted EBITDA increased 37% from prior year to $12.1M
- Q2 Net Income of $1.3M or $0.14 per diluted share
- Closed new 5-Year $150M syndicated secured credit facility

**Service Segment**

- Q2 Service Revenue increased 20% to $52.8M
- Q2 Gross Profit grew 16.5% from prior year to $17.0M
- Acquired leading calibration service provider, Essco Calibration Laboratory

**Distribution Segment**

- Q2 Distribution Revenue growth of 24% to $29.4M
- Q2 Gross Profit increased 47.7% to $9.8M
- Q2 Gross Margin expansion of 530bps to 33.2%

# Essco Calibration Laboratory


essco CALIBRATION LABORATORY
TRANSCAT
Nationwide Accredited Pipette Calibration and Services

"We are extremely pleased with the initial results of our most recent acquisition, Essco Calibration. We expect continued strong results from Essco, along with Martin Calibration (acquired Q3 Fiscal 2025), leveraging sales synergies with Transcat."

*- Lee D. Rudow, President and CEO*

## New England Market Leader in Calibration Services

- ✓ Largest deal in Transcat history - $84 million cash purchase
- ✓ Transaction was supported by new $150 million syndicated secured credit facility with M&T Bank and includes additional lenders, Wells Fargo Bank, N.A. and Bank of America.
- ✓ Operating for over 50 years, Essco has grown the business to over $22 million in annual revenue with EBITDA margins above 25%
- ✓ Providing both in-house and onsite services to a wide range of customers in the Medical, Life Science, Aerospace & Defense and Industrial sectors, and beyond
- ✓ Sales and cost synergy opportunities, including consolidation of Transcat's Boston operations in support of the New England region
- ✓ Check all of Transcat's "acquisition boxes", geographic reach, increased capabilities and leveraging existing infrastructure (bolt-on opportunities in the New England region)

# Revenue

*($ in millions)*


Service Segment
20%
$44.1
$52.8
Q2 FY25
Q2 FY26
Distribution Segment
24%
$23.7
$29.4
Q2 FY25
Q2 FY26
Consolidated
21%
$67.8
$82.3
Q2 FY25
Q2 FY26

- Consolidated revenue up 21% from prior year to $82.3M as both segments grew double-digits
- Service revenue growth of 20% despite economic volatility; 66th consecutive quarter of YoY growth
- Distribution revenue growth of 24% primarily due to strong rentals and product performance

*All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

TRANSCAT Trust in every measure

# Gross Profit and Margin

*($ in millions)*



Service Segment
17%
$14.6
33.1%
$17.0
32.2%
Q2 FY25
Q2 FY26
Distribution Segment
48%
$6.6
27.9%
$9.8
33.2%
Q2 FY25
Q2 FY26
Consolidated
26%
$21.2
31.3%
$26.8
32.5%
Q2 FY25
Q2 FY26

- Consolidated Gross Profit of $26.8M increased 26% from prior year
- Service Gross Profit increased 17% to $17.0M
- Distribution Gross Profit increased 48% with 530bps Gross Margin expansion driven by strong performance in higher-margin Rentals

*All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

# Net Income, Diluted EPS, Adjusted Diluted EPS*

*($ in millions, except EPS)*


Net Income
$3.3
$1.3
Q2 FY25
Q2 FY26
Diluted EPS
$0.35
$0.14
Q2 FY25
Q2 FY26
Adjusted EPS*
$0.52
$0.44
Q2 FY25
Q2 FY26

- Net Income of $1.3M decreased 61.4% from prior year driven by higher interest expense and taxes
- Diluted EPS of $0.14 vs $0.35 in prior year
- Adjusted EPS of $0.44

**See supplemental slides for a description of this non-GAAP financial measure, Adjusted EPS reconciliation and other important information regarding Adjusted EPS*

# Adjusted EBITDA* and Margin

*($ in millions)*

**Service Adjusted Operating Income**


8%
$6.6
$7.1
15.0%
13.5%
Q2 FY25
Q2 FY26

**Distribution Adjusted Operating Income**


123%
$2.2
$5.0
9.4%
17.0%
Q2 FY25
Q2 FY26

**Consolidated Adjusted EBITDA**


37%
$8.9
$12.1
13.1%
14.7%
Q2 FY25
Q2 FY26

- Consolidated adjusted EBITDA grew 37% to $12.1M with 160bps margin expansion
- Distribution adjusted Operating Income increased 123% primarily due to growth in Rentals
- To distinguish between two non-GAAP measures, the segment non-GAAP results are labeled 'Adjusted Operating Income'. The calculation did not change.

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA and Adjusted Operating Income. All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

# Operating Free Cash Flow

*($ in millions)*

| | Six Months Ended | |
|---|---|---|
| *Note: Components may not add to totals due to rounding* | **September 27, 2025** | **September 28, 2024** |
| Net cash provided by operations | $16.5 | $15.8 |
| Capital expenditures (CapEx) | (9.0) | (7.6) |
| **Operating free cash flow (FCF)**** | **$7.5** | **$8.1** |

- Net Cash from operations higher compared to prior year
- Capital expenditures remain focused on Service capabilities/expansion, rental pool assets and technology; in line with expectations

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

TRANSCAT Trust in every measure

# Balance Sheet Supports Growth Strategy

*($ in millions)*

| Capitalization | | |
|---|---|---|
| *Note: Components may not add to totals due to rounding* | September 27, 2025 | March 29, 2025 |
| Cash & Cash Equivalents | $5.1 | $1.5 |
| Total Debt | 111.9 | 32.7 |
| **Total net debt** | **106.8** | **31.2** |
| Shareholders' equity | 295.4 | 286.9 |
| **Total capitalization** | **407.3** | **319.6** |
| Debt/total capitalization | 27.5% | 10.2% |
| Net debt/total capitalization | 26.2% | 9.8% |

- 2.25x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*
- $38.1M available from credit facility at quarter-end
- Closed new 5-Year $150M syndicated secured credit facility at beginning of fiscal second quarter

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

# Outlook*

TRANSCAT Trust in every measure

***2026 Expectations***

***Service segment:*** We expect a return to high single-digit service organic revenue growth in the second half of 2026, barring any further economic uncertainty.

***Total Transcat:*** We expect the fiscal 2026 income tax rate to be in the range of 30% to 32%.

***Mid-to-long Term Outlook***

- Strong organic growth in our Service segment remains a centerpiece of our strategy
- Our business continues to benefit from a predominantly life science-oriented market, driven by regulation and recurring revenue streams
- We have generated sustainable margin improvement over the past several years and we believe the improvement will continue
- We anticipate demonstrating more leverage on the SG&A investments we have made in the years ahead
- Acquisitions that strengthen our fundamental value proposition will continue to be an important component of our go-forward strategy

**Outlook provided as of Nov 3, 2025*

# Questions & Answers

TRANSCAT®

NASDAQ: TRNS

Q2 Fiscal 2026 | Financial Results

Investor Relations

Chris Tyson
Executive Vice President
MZ Group - MZ North America
949-491-8235
TRNS@mzgroup.us

November 3, 2025

TRANSCAT, INC

35 Vantage Point Drive
Rochester, NY 14624


TRANSCAT
1503

# Conference Call and Webcast Playback

- Replay Number: **844-512-2921** (US & Canada) **412-317-6671** (international)
  *passcode: 11160191*
  Telephone replay available through **Monday, November 10, 2025**

- Webcast:
  https://viavid.webcasts.com/starthere.jsp?ei=1738343&tp_key=f23bde3eca

- Webcast / Presentation / Replay available at
  https://www.transcat.com/investor-relations

# Supplemental Information

Trust in every measure

# Adjusted EBITDA and Operating Income Reconciliation

TRANSCAT Trust in every measure

| *($ in thousands)* | FY 2026 Q2 | FY 2025 Q2 |
|---|---|---|
| Net Income | $ 1,269 | $ 3,286 |
| + Interest Expense / (Income), net | 1,264 | (210) |
| + Tax Provision | 760 | 427 |
| + Depreciation & Amortization | 6,487 | 4,399 |
| + Transaction Expense | 496 | 32 |
| + Other (Expense) / Income, net | - | 1 |
| + Noncash Stock Compensation | 1,839 | 926 |
| **Adjusted EBITDA** | $ 12,115 | $ 8,861 |

| *($ in thousands)* | FY 2026 Q2 | FY 2025 Q2 |
|---|---|---|
| Service Operating Income | $ 920 | $ 3,704 |
| + Depreciation & Amortization | 4,562 | 2,455 |
| + Transaction Expense | 496 | - |
| + Other (Expense) / Income | (155) | (164) |
| + Noncash Stock Compensation | 1,301 | 629 |
| Service Adjusted Operating Income | $ 7,124 | $ 6,624 |
| | | |
| Distribution Operating Income | $ 2,585 | $ 31 |
| + Depreciation & Amortization | 1,925 | 1,944 |
| + Transaction Expense | - | 32 |
| + Other (Expense) / Income | (58) | (67) |
| + Noncash Stock Compensation | 538 | 297 |
| Distribution Adjusted Operating Income | $ 4,990 | $ 2,237 |

In addition to reporting operating income and net income, U.S. generally accepted accounting principle ("GAAP") measures, we present Adjusted Operating Income (operating income plus depreciation and amortization, non-cash compensation expense, acquisition related transaction expenses and contingent consideration adjustments) and Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which are non-GAAP measures. We believe Adjusted Operating Income and Adjusted EBITDA are important measures of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, as applicable, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance and as a basis for planning and forecasting. We use Adjusted Operating Income as a measure of performance when evaluating our business segments. Adjusted Operating Income and Adjusted EBITDA are not measures of financial performance under GAAP and are not calculated through the application of GAAP. As such, these measures should not be considered as a substitute or alternative for the GAAP measures of operating income and net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measures. Adjusted Operating Income and Adjusted EBITDA, as presented, may produce results that vary from the GAAP measures and may not be comparable to similarly defined non-GAAP measures used by other companies.

# Adjusted Diluted EPS Reconciliation

*($ in thousands)*

| ($ in thousands except per share data) | | |
|---|---|---|
| | FY 26 Q2 | FY 25 Q2 |
| **GAAP Net Income** | $ 1,269 | $ 3,286 |
| **Add back (deduct)** | $ 2,886 | $ 1,541 |
| Amortization of Intangibles | 3,461 | 1,888 |
| Acquisition deal costs | 496 | 33 |
| Acq Stock Expense | 226 | 130 |
| Acquisition Amortization of backlog | - | 4 |
| Income Tax Effect at 25% | (1,297) | (514) |
| Acquisition Earn-Out Adjustment | - | |
| **Non-GAAP adjusted net income** | $ 4,155 | $ 4,827 |
| | | |
| **Average diluted shares outstanding** | 9,399 | 9,282 |
| | | |
| **Diluted income per share - GAAP** | $ 0.14 | $ 0.35 |
| | | |
| **Diluted income per share - Non-GAAP** | $ 0.44 | $ 0.52 |

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Diluted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction and integration expenses, and acquisition amortization of backlog), which is a non-GAAP measure. Our management believes Adjusted Diluted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Diluted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Diluted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.